UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	January 9, 2007

                              Snap-on Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-7724	39-0622040
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

                    2801 80th Street, Kenosha, WI 53143
(Address of principal executive offices, including zip code)

                    (262) 656-5200
(Registrant’s telephone number)

                                        Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreement.

        On January 9, 2007, Snap-on Incorporated (the “Company”) entered into an Underwriting Agreement with Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc. as representatives of the several underwriters listed therein (collectively, the “Underwriters”), pursuant to which the Company agreed to sell and the Underwriters agreed to purchase, subject to and upon terms and conditions set forth therein, $300,000,000 in floating and fixed rate notes consisting of the following two series (collectively, the “Debt Securities”):

(a)	$150,000,000 Floating Rate Notes Due 2010; and

(b)	$150,000,000 5.500% Notes Due 2017.

        The offering of the Debt Securities closed on January 12, 2007.

        In the ordinary course of their respective businesses, the Underwriters or their affiliates have performed and may in the future perform certain commercial banking, investment banking and advisory services for the Company from time to time for which they have received and may receive in the future customary fees and expenses.

        The Debt Securities were issued under the Indenture (the “Indenture”), between the Company and U.S. Bank National Association, as Trustee (the “Trustee”), in the form filed by the Company with the Securities and Exchange Commission (the “SEC”) as an exhibit to its Registration Statement on Form S-3 (Registration No. 333-139863) (the “Registration Statement”), to which the offering of the Debt Securities relates, and officers’ certificates establishing the terms and providing for the issuance of the Debt Securities. The Indenture provides for customary events of default and further provides that the Trustee or the holders of 25% in aggregate principal amount of the outstanding Debt Securities of any series may declare the Debt Securities of that series immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period. In the case of specified events of bankruptcy, insolvency, receivership or reorganization, the principal amount of the Debt Securities and any accrued and unpaid interest on the Debt Securities automatically become due and payable. If a change of control repurchase event occurs, the Debt Securities are subject to repurchase by the Company at a repurchase price in cash equal to 101% of the aggregate principal amount of the Debt Securities repurchased plus any accrued and unpaid interest on the Debt Securities repurchased to the date of purchase.

        Each series of the Debt Securities is subject to the Registration Statement that the Company filed with the SEC relating to the public offering from time to time of securities of the Company pursuant to Rule 415 of the Securities Act of 1933, as amended. In connection with the Company filing with the SEC a definitive prospectus supplement, dated January 9, 2007, and prospectus, dated January 9, 2007, relating to the public offering of the Debt Securities, the Company is filing certain exhibits as part of this Current Report on Form 8-K. See “Item 9.01 — Financial Statements and Exhibits.”

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

        The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(1.1)	Underwriting Agreement, dated January 9, 2007, among Snap-on Incorporated, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein.

(4.1)	Officers’ Certificate, dated January 12, 2007, creating the $150,000,000 Floating Rate Notes Due 2010.

(4.2)	Officers’ Certificate, dated January 12, 2007, creating the $150,000,000 5.500% Notes Due 2017.

(4.3)	Indenture dated as of January 8, 2007 between Snap-on Incorporated and U.S. Bank National Association as Trustee (incorporated by reference to Exhibit (4)(b) to Form S-3 Registration Statement (Registration No. 333-139863) [File No. 1-7724]).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNAP-ON INCORPORATED

Date: January 16, 2007	By: /s/ Martin M. Ellen
Martin M. Ellen
Senior Vice President-Finance and
Chief Financial Officer

SNAP-ON INCORPORATED

Exhibit Index to Form 8-K Dated January 9, 2007

Exhibits

(1.1)	Underwriting Agreement, dated January 9, 2007, among Snap-on Incorporated, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein.

(4.1)	Officers’ Certificate, dated January 12, 2007, creating the $150,000,000 Floating Rate Notes Due 2010.

(4.2)	Officers’ Certificate, dated January 12, 2007, creating the $150,000,000 5.500% Notes Due 2017.

(4.3)	Indenture dated as of January 8, 2007 between Snap-on Incorporated and U.S. Bank National Association as Trustee (incorporated by reference to Exhibit (4)(b) to Form S-3 Registration Statement (Registration No. 333-139863) [File No. 1-7724]).